Commitments	12 Months Ended
Jul. 31, 2021
Disclosure of contingent liabilities [abstract]
Commitments

15. Commitments

In July 2021, the Company ended its lease agreement in Berkeley, California. During the same time, the Company started a month-to-month lease arrangement for office and lab space in New York, New York in the amount of approximately $8,600 per month.

In the ordinary course of operating, the Company may from time to time be subject to various claims or possible claims. Management believes there are no claims or possible claims that if resolved would either individually or collectively result in a material adverse impact on the Company’s financial position results of operations, or cash flows. These matters are internally uncertain, and management’s view of these matters may change in the future.